SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2006

                          ----------------------------

                               PSB Holdings, Inc.
             (Exact name of registrant as specified in its charter)


       Federal                          0-50970                 42-1597948
------------------------         ----------------------    ------------------
  (State or other               (Commission File Number)   (I.R.S. Employer
jurisdiction of incorporation)                             Identification No.)



40  Main Street, Putnam, Connecticut                             06260
------------------------------------                          -----------
(Address of principal executive offices)                      (Zip Code)


                                 (860) 928-6501
                   ---------------------------------------------------
                   Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))





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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

     On August 16, 2006, Robert J. Halloran, Jr. and Charles W. Bentley, Jr. were appointed to the boards of directors of PSB Holdings, Inc. (the "Company") and its wholly owned subsidiary, Putnam Savings Bank. Messrs. Halloran and Bentley also were appointed to the board of directors of Putnam Bancorp, MHC, the majority stockholder of the Company.

     There are no arrangements or understandings between either Mr. Halloran or Mr. Bentley and any other person pursuant to which either of them became a director. Neither Mr. Halloran nor Mr. Bentley is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404 of Securities and Exchange Commission Regulation S-K.

     Additional details regarding the appointments are contained in the press release attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Not Applicable.

     (d) Exhibits: Exhibit 99.1- Press Release dated August 21, 2006









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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      PSB HOLDINGS, INC.

Dated:  August 21, 2006                   By:   /s/ Thomas A. Borner
                                                --------------------
                                          Thomas A. Borner
                                          Chairman of the Board and
                                          Chief Executive Officer
                                          (Duly authorized representative)